As filed with the Securities and Exchange Commission on  January 28, 2010
Registration No.  333-163951
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

AMENDMENT NO. 2
TO
FORM S-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

BERRY PLASTICS CORPORATION
(Exact names of registrants as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	3089 (Primary Standard Industrial Classification Code Number)	35-1814673 (I.R.S. Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
(812) 424-2904
                                                   (Address, including zip code, and telephone number, including area code, the registrant’s principal executive offices)

Ira G. Boots

Chief Executive Officer

Berry Plastics Corporation

101 Oakley Street

Evansville, Indiana 47710

(812) 424-2904

                                             (Name, address, including zip code, and telephone number, including area code, of agent for service)

SEE TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Copies to:
Jeffrey D. Thompson Vice President and General Counsel Berry Plastics Corporation 101 Oakley Street Evansville, Indiana 47710 (812) 424-2904	Andrew J. Nussbaum Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 (212) 403-1000

Approximate date of commencement of proposed exchange offer: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	Accelerated filer
Non-accelerated filer	Smaller reporting company

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:.

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Table of Additional Registrant Guarantors

Exact Name	Jurisdiction of Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.	Name, Address and Telephone Number of Principal Executive Offices
Aerocon, LLC	Delaware	308935	1948748	101 Oakley Street, Evansville, Indiana 47710
Berry Iowa, LLC	Delaware	308942	1382173	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Design, LLC	Delaware	308962	1689708	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Technical Services, Inc.	Delaware	308957	1029638	101 Oakley Street, Evansville, Indiana 47710
Berry Sterling Corporation	Delaware	308954	1749681	101 Oakley Street, Evansville, Indiana 47710
CPI Holding Corporation	Delaware	308934	1820303	101 Oakley Street, Evansville, Indiana 47710
Knight Plastics, Inc.	Delaware	308935	2056610	101 Oakley Street, Evansville, Indiana 47710
Packerware Corporation	Delaware	308948	0759852	101 Oakley Street, Evansville, Indiana 47710
Pescor, Inc.	Delaware	308974	3002028	101 Oakley Street, Evansville, Indiana 47710
Poly-Seal, LLC	Delaware	308952	0892112	101 Oakley Street, Evansville, Indiana 47710
Venture Packaging, Inc.	Delaware	308951	0368479	101 Oakley Street, Evansville, Indiana 47710
Venture Packaging Midwest, Inc.	Delaware	308934	1809003	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation III	Delaware	308937	1445502	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Opco, Inc.	Delaware	308930	0120989	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation V	Delaware	308936	4509933	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation VIII	Delaware	308932	0036809	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation IX	Delaware	308935	2184302	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation X	Delaware	308935	2184301	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation XI	Delaware	308935	2184300	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation XII	Delaware	308935	2184299	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation XIII	Delaware	308935	2184298	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation XV, LLC	Delaware	308935	2184293	101 Oakley Street, Evansville, Indiana 47710
Kerr Group, LLC	Delaware	308995	0898810	101 Oakley Street, Evansville, Indiana 47710
Saffron Acquisition, LLC	Delaware	308994	3293114	101 Oakley Street, Evansville, Indiana 47710
Setco, LLC	Delaware	308956	2374074	101 Oakley Street, Evansville, Indiana 47710
Sun Coast Industries, LLC	Delaware	308959	1952968	101 Oakley Street, Evansville, Indiana 47710
Cardinal Packaging, Inc.	Ohio	308934	1396561	101 Oakley Street, Evansville, Indiana 47710
Covalence Specialty Adhesives LLC	Delaware	267220	4104683	101 Oakley Street, Evansville, Indiana 47710
Covalence Specialty Coatings LLC	Delaware	267220	4104683	101 Oakley Street, Evansville, Indiana 47710
Caplas LLC	Delaware	308920	3888603	101 Oakley Street, Evansville, Indiana 47710
Caplas Neptune, LLC	Delaware	308920	5557864	101 Oakley Street, Evansville, Indiana 47710
Captive Holdings, Inc.	Delaware	308920	1290475	101 Oakley Street, Evansville, Indiana 47710
Captive Plastics, Inc.	New Jersey	308922	1890735	101 Oakley Street, Evansville, Indiana 47710
Grafco Industries Limited Partnership	Maryland	308952	1729327	101 Oakley Street, Evansville, Indiana 47710
Rollpak Acquisition Corporation	Indiana	308903	0512845	101 Oakley Street, Evansville, Indiana 47710
Rollpak Corporation	Indiana	308935	1582626	101 Oakley Street, Evansville, Indiana 47710
Pliant Corporation	Delaware	267343	2107725	101 Oakley Street, Evansville, Indiana 47710
Pliant Corporation International	Utah	267387	0473075	101 Oakley Street, Evansville, Indiana 47710
Pliant Film Products of Mexico, Inc.	Utah	267387	0500805	101 Oakley Street, Evansville, Indiana 47710
Pliant Packaging of Canada, LLC	Utah	267387	0580929	101 Oakley Street, Evansville, Indiana 47710
Uniplast Holdings Inc.	Delaware	267313	3999589	101 Oakley Street, Evansville, Indiana 47710
Uniplast U.S., Inc.	Delaware	267304	3199066	101 Oakley Street, Evansville, Indiana 47710
Superfos Packaging Inc.	Virginia	308930	1444795	101 Oakley Street, Evansville, Indiana 47710

EXPLANATORY NOTE

This Amendment No. 2 to the Form S-4 Registration Statement, Registration No. 333-163951, is being filed solely to reflect a revised Exhibit 5.1 reflecting the final opinion regarding the validity of the securities offered. No other changes have been made.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20.  Indemnification of Directors and Officers.

Berry Plastics Escrow Corporation is a Delaware Corporation.  Section 145(a) of the General Corporation Law of the State of Delaware (the “DGCL”), provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

Section 145(b) of the DGCL provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to nay threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, including attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards set forth above, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that a court of appropriate jurisdiction in which such action or suit was brought shall determine that despite the adjudication of liability, such person is fairly and reasonably entitled to be indemnified for such expenses which such court shall deem proper.

Article 8 of Berry Plastics Corporation’s Certificate of Incorporation, as amended, provides for the indemnification of directors, officers, employees or agents to the fullest extent authorized by the DGCL.  Article 8 also provides that, in any action initiated by a person seeking indemnification, Berry Plastics Escrow Corporation shall bear the burden of proof that the person is not entitled to indemnification.

Section 102(b)(7) of the DGCL provides that a Delaware corporation may, with certain limitations, set forth in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.  Article 8 of Berry Plastics Corporation’s Certificate of Incorporation, as amended, includes such a provision.

Section 145(g) of the DGCL provides that a Delaware corporation has the power to purchase and maintain insurance on behalf of any director, officer, employee or other agent of the corporation or, if serving in such capacity at the request of the corporation, of another enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation has the power to indemnify such person against such liability under the DGCL.  Article 8 of Berry Plastics Corporation’s Certificate of Incorporation, as amended, permits the corporation to maintain insurance, at the corporation’s expense, to protect itself or any of its directors, officers, employees or agents or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Item 21.  Exhibits and Financial Statement Schedules.

(a) Exhibits

EXHIBITS

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger and Corporate Reorganization, dated as of March 9, 2007, between Covalence Specialty Materials Holding Corp. and Berry Plastics Group, Inc. (incorporated herein by reference to our Registration Statement Form S-4, filed on May 14, 2007)

3.1
Amended and Restated Certificate of Incorporation of Berry Plastics Holding Corporation (incorporated herein by reference to Exhibit 3.1 to our Registration Statement Form S-4, filed on November 2, 2006)

3.2
Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Berry Plastics Holding Corporation (incorporated herein by reference to Exhibit 3.2 to our Registration Statement Form S-4, filed on November 2, 2006)

3.3	Amended and Restated By-laws of Berry Plastics Holding Corporation (incorporated herein by reference to Exhibit 3.3 to our Registration Statement Form S-4, filed on November 2, 2006)
3.4
Board Consent amending the Amended and Restated By-laws of BPC Holding Corporation, dated October 24, 2006 (incorporated herein by reference to Exhibit 3.4 to our Registration Statement Form S-4, filed on November 2, 2006)

4.1
Indenture, by and between Berry Plastics Escrow Corporation and Berry Plastics Escrow LLC, as Issuers, and U.S. Bank, National Association, as Trustee, relating to 8 1/4% first priority senior secured notes due 2015, dated November 12, 2009 (incorporated herein by reference to Exhibit 4.01 to our Current Report on Form 8-K, filed on December 8, 2009)

4.2
First Supplemental Indenture, dated as of December 3, 2009, by and between Berry Plastics Corporation, the subsidiaries of Berry Plastics Corporation party thereto, Berry Plastics Escrow LLC, Berry Plastics Escrow Corporation, and U.S. Bank National Association, as Trustee, relating to the Indenture, by and between Berry Plastics Escrow Corporation and Berry Plastic Escrow LLC, as Issuers, and U.S. Bank National Association, as Trustee, relating to 8 1/4% first priority senior secured notes due 2015, dated November 12, 2009 (incorporated herein by reference to Exhibit 4.02 to our Current Report on Form 8-K, filed on December 8, 2009)

4.3
Indenture, by and between Berry Plastics Escrow Corporation and Berry Plastic Escrow LLC, as Issuers, and U.S. Bank National Association, as Trustee, relating to 8 7/8% second priority senior secured notes due 2014, dated November 12, 2009 (incorporated herein by reference to Exhibit 4.03 to our Current Report on Form 8-K, filed on December 8, 2009)

4.4
First Supplemental Indenture, dated as of December 3, 2009, by and between Berry Plastics Corporation, the subsidiaries of Berry Plastics Corporation party thereto, Berry Plastics Escrow LLC, Berry Plastics Escrow Corporation, and U.S. Bank National Association, as Trustee, relating to the Indenture, by and between Berry Plastics Escrow Corporation and Berry Plastic Escrow LLC, as Issuers, and U.S. Bank National Association, as Trustee, relating to 8 7/8% second priority senior secured notes due 2014, dated November 12, 2009 (incorporated herein by reference to Exhibit 4.04 to our Current Report on Form 8-K, filed on December 8, 2009)

4.5
Collateral Agreement, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation identified therein and U.S. Bank National Association, as Collateral Agent, relating to 8 1/4% first priority senior secured notes due 2015, dated December 3, 2009 (incorporated herein by reference to Exhibit 4.05 to our Current Report on Form 8-K, filed on December 8, 2009)

4.6
Additional Secured Creditor Consent, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation signatory thereto and U.S. Bank National Association, as Authorized Representative and Collateral Agent, relating to 8 7/8% second priority senior secured notes due 2014, dated December 3, 2009 (incorporated herein by reference to Exhibit 4.06 to our Current Report on Form 8-K, filed on December 8, 2009)

4.7
Registration Rights Agreement, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation identified therein, and Banc of America Securities LLC and Barclays Capital Inc., as representatives of the Initial Purchasers, relating to 8 1/4% first priority senior secured notes due 2015, dated December 3, 2009 (incorporated herein by reference to Exhibit ~~4~~.07 to our Current Report on Form 8-K, filed on December 8, 2009)

4.8
Collateral Agreement, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation identified therein, and U.S. Bank National Association, as Collateral Agent, relating to     8 1/4% first priority senior secured notes due 2015, dated December 3, 2009 (incorporated herein by reference to Exhibit 4.08 to our Current Report on Form 8-K, filed on December 8, 2009)

4.9
Indenture, by and between Berry Plastics Corporation, as Issuer, certain Guarantors and Wells Fargo Bank, National Association, as Trustee, relating to first priority floating rate senior secured notes due 2015, dated as of April 21, 2008 (incorporated herein by reference to Exhibit 4.1 to our Current Report on Form 8-K, filed on April 22, 2008)

4.10
Collateral Agreement, by and between Berry Plastics Corporation, each Subsidiary of the Company identified therein and Wells Fargo Bank, National Association, as Collateral Agent, dated as of April 21, 2008 (incorporated herein by reference to Exhibit 4.2 to our Current Report on Form 8-K, filed on April 22, 2008)

4.11
Registration Rights Agreement, by and between Berry Plastics Corporation, each Subsidiary of the Company identified therein, Banc of America Securities LLC, Goldman, Sachs & Co.  and Lehman Brothers Inc, dated as of April 21, 2008 (incorporated herein by reference to Exhibit 4.3 to our Current Report on Form 8-K, filed on April 22, 2008)

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, regarding the legality of the securities and guarantees being registered
10.1
Note Purchase Agreement, among BPC Acquisition Corp. and Goldman, Sachs & Co., as Initial Purchaser, and GSMP 2006 Onshore US, Ltd., GSMP 2006 Offshore US, Ltd., GSMP 2006 Institutional US, Ltd., GS Mezzanine Partners 2006 Institutional, L.P., as Subsequent Purchasers, relating to $425,000,000 Senior Subordinated Notes due 2016, dated as of September 20, 2006 (incorporated herein by reference to Exhibit 10.3 to our Registration Statement Form S-4, filed on November 2, 2006)

10.2
Indenture, by and between BPC Acquisition Corp. (and following the merger of BPC Acquisition Corp. with and into BPC Holding Corporation, BPC Holding Corporation, as Issuer, and certain Guarantors) and Wells Fargo Bank, National Association, as Trustee, relating to 11% Senior Subordinated Notes due 2016, dated as of September 20, 2006 (incorporated herein by reference to Exhibit 10.4 to our Registration Statement Form S-4, filed on November 2, 2006)

10.3
First Supplemental Indenture, by and among BPC Holding Corporation, certain Guarantors, BPC Acquisition Corp., and Wells Fargo Bank, National Association, as Trustee, dated as of September 20, 2006 (incorporated herein by reference to Exhibit 10.5 to our Registration Statement Form S-4, filed on November 2, 2006)

10.4
Exchange and Registration Rights Agreement, by and among BPC Acquisition Corp. and Goldman, Sachs & Co., GSMP 2006 Onshore US, Ltd., GSMP 2006 Offshore US, Ltd., and GSMP 2006 Institutional US, Ltd., dated as of September 20, 2006 (incorporated herein by reference to Exhibit 10.6 to our Registration Statement Form S-4, filed on November 2, 2006)

10.5(a)
U.S. $400,000,000 Amended and Restated Credit Agreement, dated as of April 3, 2007, by and among Covalence Specialty Materials Corp., Berry Plastics Group, Inc., certain domestic subsidiaries party thereto from time to time, Bank of America, N.A., as collateral agent and administrative agent, the lenders party thereto from time to time, and the financial institutions party thereto (incorporated herein by reference to Exhibit 10.1(a) to our Current Report on Form 8-K, filed on April 10, 2007)

10.5(b)
U.S. $1,200,000,000 Second Amended and Restated Credit Agreement, dated as of April 3, 2007, by and among Covalence Specialty Materials Corp., Berry Plastics Group, Inc., Credit Suisse, Cayman Islands Branch, as collateral and administrative agent, the lenders party thereto from time to time, and the other financial institutions party thereto (incorporated herein by reference to Exhibit 10.1(b) to our Current Report on Form 8-K, filed on April 10, 2007).

10.5(c)
Amended and Restated Intercreditor Agreement by and among Berry Plastics Group, Inc., Covalence Specialty Materials Corp., certain subsidiaries identified as parties thereto, Bank of America, N.A. and Credit Suisse, Cayman Islands Branch  as first lien agents, and Wells Fargo Bank, N.A., as trustee (incorporated herein by reference to Exhibit 10.1(d) to our Current Report on Form 8-K, filed on April 10, 2007)

10.5(d)
Indenture dated as of  February 16, 2006, among Covalence Specialty Materials Corp., the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 10.1(e) to our Current Report on Form 8-K, filed on April 10, 2007).

10.5(e)
First Supplemental Indenture dated as of  April 3, 2007, among Covalence Specialty Materials Corp. (or its successor), the Guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 10.1(f) to our Current Report on Form 8-K, filed on April 10, 2007)

10.5(f)
Second Supplemental Indenture dated as of  April 3, 2007, among Covalence Specialty Materials Corp. (or its successor), Berry Plastics Holding Corporation, the Guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 10.1(g) to our Current Report on Form 8-K, filed on April 10, 2007)

10.5(g)
Second Supplemental Indenture dated as of April 3, 2007, among Berry Plastics Holding Corporation (or its successor), the existing Guarantors identified on the signature pages thereto, the new Guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 10.1(h) to our Current Report on Form 8-K, filed on April 10, 2007)

10.5(h)
Second Supplemental Indenture dated as of April 3, 2007, among Berry Plastics Holding Corporation (or its successor), the existing Guarantors identified on the signature pages thereto, the new Guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 10.1(i) to our Current Report on Form 8-K, filed on April 10, 2007)

10.5(i)
Supplement No. 1 dated as of April 3, 2007 to the Collateral Agreement dated as of September 20, 2006 among Berry Plastics Holding Corporation, each subsidiary identified therein as a party and Wells Fargo Bank, National Association, as collateral agent (incorporated herein by reference to Exhibit 10.1(j) to our Current Report on Form 8-K, filed on April 10, 2007)

10.5(j)
Employment Agreement dated May 26, 2006 between Covalence Specialty Materials Corp. and Layle K. Smith (incorporated herein by reference to Exhibit 10.1(k) to our Current Report on Form 8-K, filed on April 10, 2007).

10.5(k)
Indenture, by and between BPC Acquisition Corp. (and following the merger of BPC Acquisition Corp. with and into BPC Holding Corporation, BPC Holding Corporation, as Issuer, and certain Guarantors) and Wells Fargo Bank, National Association, as Trustee, relating to $525,000,000 8⅞% Second Priority Senior Secured Fixed Rate Notes due 2014 and $225,000,000 Second Priority Senior Secured Floating Rate Notes due 2014, dated as of September 20, 2006 (incorporated herein by reference to Exhibit 4.1 to our Registration Statement Form S-4, filed on November 2, 2006)

10.5(l)
First Supplemental Indenture, by and among BPC Holding Corporation, certain Guarantors, BPC Acquisition Corp., and Wells Fargo Bank, National Association, as Trustee, dated as of September 20, 2006 (incorporated herein by reference to Exhibit 4.2 to our Registration Statement Form S-4, filed on November 2, 2006)

10.5(m)
Registration Rights Agreement, by and among BPC Acquisition Corp., BPC Holding Corporation, the subsidiaries of BPC Holding Corporation, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Lehman Brothers Inc., Bear, Stearns & Co., and GE Capital Markets, Inc., dated as of September 20, 2006 (incorporated herein by reference to Exhibit 4.3 to our Registration Statement Form S-4, filed on November 2, 2006)

10.5(n)
Collateral Agreement, by and among BPC Acquisition Corp., as Borrower, each Subsidiary of the Borrower identified therein, and Wells Fargo Bank, N.A., as Collateral Agent, dated as of September 20, 2006 (incorporated herein by reference to Exhibit 4.4 to our Registration Statement Form S-4, filed on November 2, 2006)

10.6
Management Agreement, among Berry Plastics Corporation, Berry Plastics Group, Inc., Apollo Management VI, L.P., and Graham Partners, Inc., dated as of September 20, 2006. (incorporated herein by reference to our Registration Statement Form S-4, filed on May 14, 2007)

10.7
Termination Agreement, by and among Covalence Specialty Materials Holding Corp., Covalence Specialty Materials Corp., and Apollo Management V, L.P., dated as of April 3, 2007. (incorporated herein by reference to our Registration Statement Form S-4, filed on May 14,2007)

10.8	2006 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.8 to our Registration Statement Form S-4, filed on November 2, 2006)
10.9	Form of Performance-Based Stock Option Agreement of Berry Plastics Group, Inc. (incorporated herein by reference to Exhibit 10.9 to our Registration Statement Form S-4, filed on November 2, 2006)
10.10	Form of Accreting Stock Option Agreement of Berry Plastics Group, Inc. (incorporated herein by reference to Exhibit 10.10 to our Registration Statement Form S-4, filed on November 2, 2006)
10.11	Form of Time-Based Stock Option Agreement of Berry Plastics Group, Inc. (incorporated herein by reference to Exhibit 10.11 to our Registration Statement Form S-4, filed on November 2, 2006)
10.12
Form of Performance-Based Stock Appreciation Rights Agreement of Berry Plastics Group, Inc. (incorporated herein by reference to Exhibit 10.12 to our Registration Statement Form S-4, filed on November 2, 2006)

10.13
Employment Agreement, dated September 20, 2006, between Berry Plastics Corporation and Ira G. Boots (incorporated herein by reference to Exhibit 10.13 to our Registration Statement Form S-4, filed on November 2, 2006)

10.14
Employment Agreement, dated September 20, 2006, between Berry Plastics Corporation and James M. Kratochvil (incorporated herein by reference to Exhibit 10.14 to our Registration Statement Form S-4, filed on November 2, 2006)

10.15
Employment Agreement, dated September 20, 2006, between Berry Plastics Corporation and R. Brent Beeler (incorporated herein by reference to Exhibit 10.15 to our Registration Statement Form S-4, filed on November 2, 2006)

10.16
Employment Agreement, dated November 22, 1999 between Berry Plastics Corporation and G. Adam Unfried (incorporated herein by reference to Exhibit 10.23 of the Company’s Current Annual Report on Form 10-K filed with the SEC on March 22, 2006)

10.17
Amendment No. 1 to Employment Agreement, dated November 22, 1999 between Berry Plastics Corporation and G. Adam Unfried dated November 23, 2004 (incorporated herein by reference to Exhibit 10.24 of the Company’s Current Annual Report on Form 10-K filed with the SEC on March 22, 2006)

10.18
Amendment No. 2 to Employment Agreement, dated November 22, 1999 between Berry Plastics Corporation and G. Adam Unfried dated March 10, 2006 (incorporated herein by reference to Exhibit 10.25 of the Company’s Current Annual Report on Form 10-K filed with the SEC on March 22, 2006)

10.19
Amendment No. 3 to Employment Agreement, dated November 22, 1999 between Berry Plastics Corporation and G. Adam Unfried dated September 20, 2006. (incorporated herein by reference to our Registration Statement Form S-4, filed on May 14,2007)

10.20
Employment Agreement, dated April 3, 2007 between Berry Plastics Corporation and Thomas E. Salmon (incorporated herein by reference to Exhibit 10.20 of the Company’s Current Annual Report on Form 10-K filed with the SEC on September 27, 2008)

10.21
Purchase and Sale Agreement, dated as of December 15, 2008, by and between BP Parallel Corporation, a Delaware corporation, and Apollo Management VI, L.P., a Delaware limited partnership (incorporated herein by reference to Exhibit 10.21 of the Company’s Current Annual Report on Form 10-K filed with the SEC on September 27, 2008)

10.22*	Incremental Assumption Agreement, dated as of December 23, 2009, by and among Berry Plastics Corporation, Bank of America, N.A. and Barclays Bank PLC.
12.1*	Computation of Ratio of Earnings to Fixed Charges
21.1*	Subsidiaries of the Registrant
23.1	Consent of Wachtell, Lipton, Rosen & Katz for opinion regarding the legality of the securities and guarantees being registered (included as part of its opinion filed as Exhibit 5.1)
23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
23.3	Consent of Ernst & Young LLP, Independent Auditors
24.1*	Power of Attorney
25.1*	Statement of Eligibility on Form T−1 of U.S. Bank National Association
99.1*	Form of Notice of Guaranteed Delivery
99.2*	Form of Letter of Transmittal
_____________________

*     previously filed

(b)	Financial Statement Schedules

No financial statement schedules are included herein.  All other schedules for which provision is made in the applicable accounting regulation of the SEC are not required under the related instructions, are inapplicable, or the information is included in the consolidated financial statements, and have therefore been omitted.

(c)	Reports, Opinions and Appraisals

None.

Item 22.  Undertakings

The undersigned registrants hereby undertake:

1.	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

a.	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

b.
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.  Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of the prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

c.
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

2.
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

4.
That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the registrants are subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness.  Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

5.
That, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:  The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be sellers to the purchaser and will be considered to offer or sell such securities to such purchaser:

a.	Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

b.	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

c.
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and

d.	Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

6.
The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means.  This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

7.
The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of a registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

SIGNATURES – BERRY PLASTICS HOLDING CORPORATION

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on January 28, 2010.

BERRY PLASTICS HOLDING CORPORATION

By: /s/ Ira G. Boots

Name: Ira G. Boots

Title: President, Director and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Ira G. Boots	Chief Executive Officer, Director and Chairman	January 28, 2010
(Ira G. Boots)
*	Director	January 28, 2010
(Anthony M. Civale)
*	Director	January 28, 2010
(Robert V. Seminara)
/s/ James M. Kratochvil	Executive Vice President, Chief Financial Officer, Assistant Treasurer and Secretary	January 28, 2010
(James M. Kratochvil)
*by: /s/ Ira G. Boots	Attorney-in-Fact	January 28, 2010
(Ira G. Boots)

SIGNATURES – ADDITIONAL REGISTRANT GUARANTORS SIGNATURE
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on January 28, 2010.
Each Additional Registrant Guarantor

By: /s/ Ira G. Boots

Name: Ira G. Boots

Title: (1)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Ira G. Boots	(1)	January 28, 2010
(Ira G. Boots)
*	(2)	January 28, 2010
(Anthony M. Civale)
*	(3)	January 28, 2010
(Robert V. Seminara)
/s/ James M. Kratochvil	(4)	January 28, 2010
(James M. Kratochvil)
*by: /s/ Ira G. Boots	Attorney-in-Fact	January 28, 2010
(Ira G. Boots)

(1)
Ira G. Boots has signed this registration statement as: Chief Executive Officer, Director and Chairman of Berry Plastics Corporation, Aerocon, Inc., Berry Iowa Corporation, Berry Plastics Design Corporation, Berry Plastics Technical Services, Inc., Berry Sterling Corporation, CPI Holding Corporation, Knight Plastics, Inc., Packerware Corporation, Pescor, Inc., Poly-Seal Corporation, Venture Packaging, Inc., Venture Packaging Midwest, Inc., Berry Plastics Acquisition Corporation III, Berry Plastics Acquisition Corporation V, Berry Plastics Acquisition Corporation VII, Berry Plastics Acquisition Corporation VIII, Berry Plastics Acquisition Corporation IX, Berry Plastics Acquisition Corporation X, Berry Plastics Acquisition Corporation XI, Berry Plastics Acquisition Corporation XII, Berry Plastics Acquisition Corporation XIII, Saffron Acquisition Corporation, Sun Coast Industries, Inc., Cardinal Packaging, Inc., Kerr Group, Inc., Covalence Specialty Adhesives, LLC., Covalence Specialty Coatings, LLC., Caplas, LLC., Caplas Nepture, LLC., Captive Holdings, Inc., Captive Plastics, Inc., Grafco Industries Limited Partnership, Rollpak Acquisition Corporation, Rollpak Corporation, Pliant Corporation, Pliant Corporation International, Pliant Film Products of Mexico, Inc.,  Pliant Packaging of Canada, LLC., Uniplast Holding, Inc., Uniplast U.S., Inc., Superfos Packaging, Inc., and Setco, LLC; and as a manager of Berry Plastics Acquisition Corporation XV, LLC.

(2)	Anthony M. Civale has signed this registration statement as Director of Berry Plastics Corporation.

(3)	Robert V. Seminara has signed this registration statement as Director of Berry Plastics Corporation.

(4)
James M. Kratochvil has signed this registration statement as Chief Financial Officer, Assistant Treasurer, Secretary and Executive Vice-President of Berry Plastics Corporation, Aerocon, Inc., Berry Iowa Corporation, Berry Plastics Design Corporation, Berry Plastics Technical Services, Inc., Berry Sterling Corporation, CPI Holding Corporation, Knight Plastics, Inc., Packerware Corporation, Pescor, Inc., Poly-Seal Corporation, Venture Packaging, Inc., Venture Packaging Midwest, Inc., Berry Plastics Acquisition Corporation III, Berry Plastics Acquisition Corporation V, Berry Plastics Acquisition Corporation VII, Berry Plastics Acquisition Corporation VIII, Berry Plastics Acquisition Corporation IX, Berry Plastics

Acquisition Corporation X, Berry Plastics Acquisition Corporation XI, Berry Plastics Acquisition Corporation XII, Berry Plastics Acquisition Corporation XIII, Saffron Acquisition Corporation, Sun Coast Industries, Inc., Cardinal Packaging, Inc., Kerr Group, Inc., Covalence Specialty Adhesives, LLC., Covalence Specialty Coatings, LLC., Caplas, LLC., Caplas Nepture, LLC., Captive Holdings, Inc., Captive Plastics, Inc., Grafco Industries Limited Partnership, Rollpak Acquisition Corporation, Rollpak Corporation, Pliant Corporation, Pliant Corporation International, Pliant Film Products of Mexico, Inc.,  Pliant Packaging of Canada, LLC., Uniplast Holding, Inc., Uniplast U.S., Inc., Superfos Packaging, Inc., and Setco, LLC; and as a manager of Berry Plastics Acquisition Corporation XV, LLC.

EXHIBITS

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger and Corporate Reorganization, dated as of March 9, 2007, between Covalence Specialty Materials Holding Corp. and Berry Plastics Group, Inc. (incorporated herein by reference to our Registration Statement Form S-4, filed on May 14, 2007)

3.1
Amended and Restated Certificate of Incorporation of Berry Plastics Holding Corporation (incorporated herein by reference to Exhibit 3.1 to our Registration Statement Form S-4, filed on November 2, 2006)

3.2
Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Berry Plastics Holding Corporation (incorporated herein by reference to Exhibit 3.2 to our Registration Statement Form S-4, filed on November 2, 2006)

3.3	Amended and Restated By-laws of Berry Plastics Holding Corporation (incorporated herein by reference to Exhibit 3.3 to our Registration Statement Form S-4, filed on November 2, 2006)
3.4
Board Consent amending the Amended and Restated By-laws of BPC Holding Corporation, dated October 24, 2006 (incorporated herein by reference to Exhibit 3.4 to our Registration Statement Form S-4, filed on November 2, 2006)

4.1
Indenture, by and between Berry Plastics Escrow Corporation and Berry Plastics Escrow LLC, as Issuers, and U.S. Bank National Association, as Trustee, relating to 8 1/4% first priority senior secured notes due 2015, dated November 12, 2009 (incorporated herein by reference to Exhibit 4.01 to our Current Report on Form 8-K, filed on December 8, 2009)

4.2
First Supplemental Indenture, dated as of December 3, 2009, by and between Berry Plastics Corporation, the subsidiaries of Berry Plastics Corporation party thereto, Berry Plastics Escrow LLC, Berry Plastics Escrow Corporation, and U.S. Bank National Association, as Trustee, relating to the Indenture, by and between Berry Plastics Escrow Corporation and Berry Plastic Escrow LLC, as Issuers, and U.S. Bank National Association, as Trustee, relating to 8 1/4% first priority senior secured notes due 2015, dated November 12, 2009 (incorporated herein by reference to Exhibit 4.02 to our Current Report on Form 8-K, filed on December 8, 2009)

4.3
Indenture, by and between Berry Plastics Escrow Corporation and Berry Plastic Escrow LLC, as Issuers, and U.S. Bank National Association, as Trustee, relating to 8 7/8% second priority senior secured notes due 2014, dated November 12, 2009 (incorporated herein by reference to Exhibit 4.03 to our Current Report on Form 8-K, filed on December 8, 2009)

4.4
First Supplemental Indenture, dated as of December 3, 2009, by and between Berry Plastics Corporation, the subsidiaries of Berry Plastics Corporation party thereto, Berry Plastics Escrow LLC, Berry Plastics Escrow Corporation, and U.S. Bank National Association, as Trustee, relating to the Indenture, by and between Berry Plastics Escrow Corporation and Berry Plastic Escrow LLC, as Issuers, and U.S. Bank National Association, as Trustee, relating to 8 7/8% second priority senior secured notes due 2014, dated November 12, 2009 (incorporated herein by reference to Exhibit 4.04 to our Current Report on Form 8-K, filed on December 8, 2009)

4.5
Collateral Agreement, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation identified therein and U.S. Bank National Association, as Collateral Agent, relating to 8 1/4% first priority senior secured notes due 2015, dated December 3, 2009 (incorporated herein by reference to Exhibit 4.05 to our Current Report on Form 8-K, filed on December 8, 2009)

4.6
Additional Secured Creditor Consent, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation signatory thereto and U.S. Bank National Association, as Authorized Representative and Collateral Agent, relating to 8 7/8% second priority senior secured notes due 2014, dated December 3, 2009 (incorporated herein by reference to Exhibit 4.06 to our Current Report on Form 8-K, filed on December 8, 2009)

4.7
Registration of Rights Agreement, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation identified therein , and Banc of America Securities LLC and Barclays Capital Inc., as representatives of the Initial Purchases, relating to 8 1/4% first priority senior secured notes due 2015, dated December 3, 2009 (incorporated herein by reference to Exhibit ~~4~~.07 to our Current Report on Form 8-K, filed on December 8, 2009)

4.8
Collateral Agreement, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation identified therein, and U.S. Bank National Association, as Collateral Agent, relating to     8 1/4% first priority senior secured notes due 2015, dated December 3, 2009 (incorporated herein by reference to Exhibit 4.08 to our Current Report on Form 8-K, filed on December 8, 2009)

4.9
Indenture, by and between Berry Plastics Corporation, as Issuer, certain Guarantors and Wells Fargo Bank, National Association, as Trustee, relating to first priority floating rate senior secured notes due ,2015, dated as of April 21, 2008 (incorporated herein by reference to Exhibit 4.1 to our Current Report on Form 8-K, filed on April 22, 2008)

4.10
Collateral Agreement, by and between Berry Plastics Corporation, each Subsidiary of the Company identified therein and Wells Fargo Bank, National Association, as Collateral Agent, dated as of April 21, 2008 (incorporated herein by reference to Exhibit 4.2 to our Current Report on Form 8-K, filed on April 22, 2008)

4.11
Registration Rights Agreement, by and between Berry Plastics Corporation, each Subsidiary of the Company identified therein, Banc of America Securities LLC, Goldman, Sachs & Co.  and Lehman Brothers Inc, dated as of April 21, 2008 (incorporated herein by reference to Exhibit 4.3 to our Current Report on Form 8-K, filed on April 22, 2008)

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, regarding the legality of the securities and guarantees being registered
10.1
Note Purchase Agreement, among BPC Acquisition Corp. and Goldman, Sachs & Co., as Initial Purchaser, and GSMP 2006 Onshore US, Ltd., GSMP 2006 Offshore US, Ltd., GSMP 2006 Institutional US, Ltd., GS Mezzanine Partners 2006 Institutional, L.P., as Subsequent Purchasers, relating to $425,000,000 Senior Subordinated Notes due 2016, dated as of September 20, 2006 (incorporated herein by reference to Exhibit 10.3 to our Registration Statement Form S-4, filed on November 2, 2006)

10.2
Indenture, by and between BPC Acquisition Corp. (and following the merger of BPC Acquisition Corp. with and into BPC Holding Corporation, BPC Holding Corporation, as Issuer, and certain Guarantors) and Wells Fargo Bank, National Association, as Trustee, relating to 11% Senior Subordinated Notes due 2016, dated as of September 20, 2006 (incorporated herein by reference to Exhibit 10.4 to our Registration Statement Form S-4, filed on November 2, 2006)

10.3
First Supplemental Indenture, by and among BPC Holding Corporation, certain Guarantors, BPC Acquisition Corp., and Wells Fargo Bank, National Association, as Trustee, dated as of September 20, 2006 (incorporated herein by reference to Exhibit 10.5 to our Registration Statement Form S-4, filed on November 2, 2006)

10.4
Exchange and Registration Rights Agreement, by and among BPC Acquisition Corp. and Goldman, Sachs & Co., GSMP 2006 Onshore US, Ltd., GSMP 2006 Offshore US, Ltd., and GSMP 2006 Institutional US, Ltd., dated as of September 20, 2006 (incorporated herein by reference to Exhibit 10.6 to our Registration Statement Form S-4, filed on November 2, 2006)

10.5(a)
U.S. $400,000,000 Amended and Restated Credit Agreement, dated as of April 3, 2007, by and among Covalence Specialty Materials Corp., Berry Plastics Group, Inc., certain domestic subsidiaries party thereto from time to time, Bank of America, N.A., as collateral agent and administrative agent, the lenders party thereto from time to time, and the financial institutions party thereto (incorporated herein by reference to Exhibit 10.1(a) to our Current Report on Form 8-K, filed on April 10, 2007)

10.5(b)
U.S. $1,200,000,000 Second Amended and Restated Credit Agreement, dated as of April 3, 2007, by and among Covalence Specialty Materials Corp., Berry Plastics Group, Inc., Credit Suisse, Cayman Islands Branch, as collateral and administrative agent, the lenders party thereto from time to time, and the other financial institutions party thereto (incorporated herein by reference to Exhibit 10.1(b) to our Current Report on Form 8-K, filed on April 10, 2007).

10.5(c)
Amended and Restated Intercreditor Agreement by and among Berry Plastics Group, Inc., Covalence Specialty Materials Corp., certain subsidiaries identified as parties thereto, Bank of America, N.A. and Credit Suisse, Cayman Islands Branch  as first lien agents, and Wells Fargo Bank, N.A., as trustee (incorporated herein by reference to Exhibit 10.1(d) to our Current Report on Form 8-K, filed on April 10, 2007)

10.5(d)
Indenture dated as of  February 16, 2006, among Covalence Specialty Materials Corp., the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 10.1(e) to our Current Report on Form 8-K, filed on April 10, 2007).

10.5(e)
First Supplemental Indenture dated as of  April 3, 2007, among Covalence Specialty Materials Corp. (or its successor), the Guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 10.1(f) to our Current Report on Form 8-K, filed on April 10, 2007)

10.5(f)
Second Supplemental Indenture dated as of  April 3, 2007, among Covalence Specialty Materials Corp. (or its successor), Berry Plastics Holding Corporation, the Guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 10.1(g) to our Current Report on Form 8-K, filed on April 10, 2007)

10.5(g)
Second Supplemental Indenture dated as of April 3, 2007, among Berry Plastics Holding Corporation (or its successor), the existing Guarantors identified on the signature pages thereto, the new Guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 10.1(h) to our Current Report on Form 8-K, filed on April 10, 2007)

10.5(h)
Second Supplemental Indenture dated as of April 3, 2007, among Berry Plastics Holding Corporation (or its successor), the existing Guarantors identified on the signature pages thereto, the new Guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 10.1(i) to our Current Report on Form 8-K, filed on April 10, 2007)

10.5(i)
Supplement No. 1 dated as of April 3, 2007 to the Collateral Agreement dated as of September 20, 2006 among Berry Plastics Holding Corporation, each subsidiary identified therein as a party and Wells Fargo Bank, National Association, as collateral agent (incorporated herein by reference to Exhibit 10.1(j) to our Current Report on Form 8-K, filed on April 10, 2007)

10.5(j)
Employment Agreement dated May 26, 2006 between Covalence Specialty Materials Corp. and Layle K. Smith (incorporated herein by reference to Exhibit 10.1(k) to our Current Report on Form 8-K, filed on April 10, 2007).

10.5(k)
Indenture, by and between BPC Acquisition Corp. (and following the merger of BPC Acquisition Corp. with and into BPC Holding Corporation, BPC Holding Corporation, as Issuer, and certain Guarantors) and Wells Fargo Bank, National Association, as Trustee, relating to $525,000,000 8⅞% Second Priority Senior Secured Fixed Rate Notes due 2014 and $225,000,000 Second Priority Senior Secured Floating Rate Notes due 2014, dated as of September 20, 2006 (incorporated herein by reference to Exhibit 4.1 to our Registration Statement Form S-4, filed on November 2, 2006)

10.5(l)
First Supplemental Indenture, by and among BPC Holding Corporation, certain Guarantors, BPC Acquisition Corp., and Wells Fargo Bank, National Association, as Trustee, dated as of September 20, 2006 (incorporated herein by reference to Exhibit 4.2 to our Registration Statement Form S-4, filed on November 2, 2006)

10.5(m)
Registration Rights Agreement, by and among BPC Acquisition Corp., BPC Holding Corporation, the subsidiaries of BPC Holding Corporation, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Lehman Brothers Inc., Bear, Stearns & Co., and GE Capital Markets, Inc., dated as of September 20, 2006 (incorporated herein by reference to Exhibit 4.3 to our Registration Statement Form S-4, filed on November 2, 2006)

10.5(n)
Collateral Agreement, by and among BPC Acquisition Corp., as Borrower, each Subsidiary of the Borrower identified therein, and Wells Fargo Bank, N.A., as Collateral Agent, dated as of September 20, 2006 (incorporated herein by reference to Exhibit 4.4 to our Registration Statement Form S-4, filed on November 2, 2006)

10.6
Management Agreement, among Berry Plastics Corporation, Berry Plastics Group, Inc., Apollo Management VI, L.P., and Graham Partners, Inc., dated as of September 20, 2006. (incorporated herein by reference to our Registration Statement Form S-4, filed on May 14, 2007)

10.7
Termination Agreement, by and among Covalence Specialty Materials Holding Corp., Covalence Specialty Materials Corp., and Apollo Management V, L.P., dated as of April 3, 2007. (incorporated herein by reference to our Registration Statement Form S-4, filed on May 14,2007)

10.8	2006 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.8 to our Registration Statement Form S-4, filed on November 2, 2006)
10.9	Form of Performance-Based Stock Option Agreement of Berry Plastics Group, Inc. (incorporated herein by reference to Exhibit 10.9 to our Registration Statement Form S-4, filed on November 2, 2006)
10.10	Form of Accreting Stock Option Agreement of Berry Plastics Group, Inc. (incorporated herein by reference to Exhibit 10.10 to our Registration Statement Form S-4, filed on November 2, 2006)
10.11	Form of Time-Based Stock Option Agreement of Berry Plastics Group, Inc. (incorporated herein by reference to Exhibit 10.11 to our Registration Statement Form S-4, filed on November 2, 2006)
10.12
Form of Performance-Based Stock Appreciation Rights Agreement of Berry Plastics Group, Inc. (incorporated herein by reference to Exhibit 10.12 to our Registration Statement Form S-4, filed on November 2, 2006)

10.13
Employment Agreement, dated September 20, 2006, between Berry Plastics Corporation and Ira G. Boots (incorporated herein by reference to Exhibit 10.13 to our Registration Statement Form S-4, filed on November 2, 2006)

10.14
Employment Agreement, dated September 20, 2006, between Berry Plastics Corporation and James M. Kratochvil (incorporated herein by reference to Exhibit 10.14 to our Registration Statement Form S-4, filed on November 2, 2006)

10.15
Employment Agreement, dated September 20, 2006, between Berry Plastics Corporation and R. Brent Beeler (incorporated herein by reference to Exhibit 10.15 to our Registration Statement Form S-4, filed on November 2, 2006)

10.16
Employment Agreement, dated November 22, 1999 between Berry Plastics Corporation and G. Adam Unfried (incorporated herein by reference to Exhibit 10.23 of the Company’s Current Annual Report on Form 10-K filed with the SEC on March 22, 2006)

10.17
Amendment No. 1 to Employment Agreement, dated November 22, 1999 between Berry Plastics Corporation and G. Adam Unfried dated November 23, 2004 (incorporated herein by reference to Exhibit 10.24 of the Company’s Current Annual Report on Form 10-K filed with the SEC on March 22, 2006)

10.18
Amendment No. 2 to Employment Agreement, dated November 22, 1999 between Berry Plastics Corporation and G. Adam Unfried dated March 10, 2006 (incorporated herein by reference to Exhibit 10.25 of the Company’s Current Annual Report on Form 10-K filed with the SEC on March 22, 2006)

10.19
Amendment No. 3 to Employment Agreement, dated November 22, 1999 between Berry Plastics Corporation and G. Adam Unfried dated September 20, 2006. (incorporated herein by reference to our Registration Statement Form S-4, filed on May 14,2007)

10.20
Employment Agreement, dated April 3, 2007 between Berry Plastics Corporation and Thomas E. Salmon (incorporated herein by reference to Exhibit 10.20 of the Company’s Current Annual Report on Form 10-K filed with the SEC on September 27, 2008)

10.21
Purchase and Sale Agreement, dated as of December 15, 2008, by and between BP Parallel Corporation, a Delaware corporation, and Apollo Management VI, L.P., a Delaware limited partnership (incorporated herein by reference to Exhibit 10.21 of the Company’s Current Annual Report on Form 10-K filed with the SEC on September 27, 2008)

10.22*	Incremental Assumption Agreement, dated as of December 23, 2009, by and among Berry Plastics Corporation, Bank of America, N.A. and Barclays Bank PLC.
12.1*	Computation of Ratio of Earnings to Fixed Charges
21.1*	Subsidiaries of the Registrant
23.1	Consent of Wachtell, Lipton, Rosen & Katz for opinion regarding the legality of the securities and guarantees being registered (included as part of its opinion filed as Exhibit 5.1)
23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
23.3	Consent of Ernst & Young LLP, Independent Auditors

24.1*	Power of Attorney
25.1*	Statement of Eligibility on Form T−1 of U.S. Bank National Association
99.1*	Form of Notice of Guaranteed Delivery
99.2*	Form of Letter of Transmittal
_____________________

*     previously filed